Inventories	12 Months Ended
Dec. 31, 2025
Disclosure [Abstract]
Inventories
12)	INVENTORIES
Inventories are valued using the lower of cost or net realizable value. The weighted average cost of inventories includes expenditures incurred in acquiring the inventories, production or conversion costs and other costs incurred in bringing them to their existing location and condition. Inventory balances are subject to impairment. When an impairment situation arises, the related inventory is adjusted to its net realizable value against “Cost of sales.” Advances to suppliers of inventory are presented as part of other current assets.
As of December 31, 2025 and 2024, the consolidated balances of inventories were summarized as follows:

	2025	2024
Finished goods	$425	392
Materials and spare parts	376	383
Raw materials	398	377
Work-in-process	279	266
Inventory in transit	49	67
	$1,527	1,485